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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-08413

Evergreen Equity Trust

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end:

Registrant is making an annual filing for two of its series, Evergreen Health Care Fund and Evergreen Utility and Telecommunications Fund, for the year ended October 31, 2009. These series have October 31 fiscal year end.

Date of reporting period: October 31, 2009

Item 1 - Reports to Stockholders.

Evergreen Health Care Fund

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
10	ABOUT YOUR FUND’S EXPENSES
11	FINANCIAL HIGHLIGHTS
15	SCHEDULE OF INVESTMENTS
19	STATEMENT OF ASSETS AND LIABILITIES
20	STATEMENT OF OPERATIONS
21	STATEMENTS OF CHANGES IN NET ASSETS
22	NOTES TO FINANCIAL STATEMENTS
30	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
31	ADDITIONAL INFORMATION
40	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

December 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Health Care Fund for the twelve-month period ended October 31, 2009 (the “period”).

Capital markets throughout the globe continued to experience extreme pressure during the period. Home prices fell and job losses persisted. Distrust prevailed, and counterparty risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. In response, the Federal Reserve Board (the “Fed”), the U.S. Treasury, the Federal Deposit Insurance Corporation, and the Securities and Exchange Commission took a series of dramatic and innovative steps to help the economy and the financial markets emerge from this crisis. In October 2008, Congress rushed through a $700 billion rescue plan designed to address the capital inadequacy of banks. Meanwhile, in a further effort to re-stimulate lending activity, the Fed twice slashed the key fed funds rate in October, bringing the influential overnight lending rate to just 1.00%. The Fed slashed rates again in December to near zero, where it stayed during the remainder of the period. Overseas, other major central banks also cut short-term rates to inject liquidity into the financial markets. At the same time, foreign governments took other measures to buttress financial institutions.

Early in 2009, the fixed income markets worried about deflation, as evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased with the $787 billion American Recovery and Reinvestment Act of 2009, signed into law in February. Yields climbed for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard, as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although stocks rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, as both issuance and performance improved. Stocks finished a banner third quarter, with all major market indexes climbing by approximately 15%, as investor sentiment was buoyed by signs of improvement in the economy and corporate earnings. At fiscal year end, however, stocks closed lower for the first time in seven months as investors questioned whether the huge rally had exceeded the economy’s ability to generate growth in output and profits. The weakness in U.S. markets failed to extend beyond our borders, as developed markets, which had also rallied off the lows of last year, experienced just a

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LETTER TO SHAREHOLDERS continued

fractional loss in October 2009, and emerging markets managed to rise by 1%, adding to impressive year-to-date returns by the end of the period.

Fortunately, the fundamental picture has brightened. Better-than-expected economic data at the end of the fiscal year suggests the possibility of improvements in corporate performance. Interest rates and inflation remain low, providing a healthy backdrop for corporations that have been very aggressive cutting costs from their expense structures. However, given our projections for a “less spectacular” recovery in 2010, we continue to question whether the fundamentals are in place for sustainable growth. Until we see stabilization in home prices and employment, it is unlikely that activity will exceed anything beyond what is considered to be “below potential” for any period of time.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s sector funds focused on specific areas of the equity markets. The team supervising Evergreen Health Care Fund, for example, kept the fund well-diversified among health care corporations while managers of Evergreen Utility and Telecommunications Fund emphasized investments in utilities with improving business fundamentals. Managers of Evergreen Precious Metals Fund concentrated on gold-mining stocks and other precious metals-related equities.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

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LETTER TO SHAREHOLDERS continued

Notice to Shareholders:

Effective after the close of business on June 30, 2009, Class B shares of the Fund were closed to new accounts and additional purchases by existing shareholders. Existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

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FUND AT A GLANCE

as of October 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

Robert C. Junkin, CPA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2009.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 12/22/1999

	Class A	Class B	Class C	Class I
Class inception date	12/22/1999	12/22/1999	12/22/1999	12/22/1999

Nasdaq symbol	EHABX	EHCBX	EHCCX	EHCYX

Average annual return*

1-year with sales charge	-0.52%	-0.25%	3.76%	N/A

1-year w/o sales charge	5.55%	4.75%	4.76%	5.87%

5-year	0.53%	0.67%	0.99%	2.00%

Since portfolio inception	10.48%	10.34%	10.33%	11.44%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Class B shares are closed to new investments by new and existing shareholders.

Returns reflect expense limits previously in effect, without which returns would have been lower.

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FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Health Care Fund Class A shares versus a similar investment in the S&P 1500 Supercomposite Healthcare Sector Index (S&P 1500 Healthcare), the S&P 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 1500 Healthcare and the S&P 500 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that concentrate their investments in a single industry or sector may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry or sector.

Non-diversified funds may face increased risk of price fluctuation over more diversified funds due to adverse developments within certain sectors.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of October 31, 2009, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 5.55% for the twelve-month period ended October 31, 2009, excluding any applicable sales charges. During the same period, the S&P 1500 Healthcare returned 7.40% and the S&P 500 returned 9.80%.

The fund’s objective is to seek long-term capital growth.

Investment process

During the fiscal year ended October 31, 2009, the stock market experienced a roller-coaster ride, as the near collapse of the financial system late in calendar year 2008 caused a mass exodus from the market. The subsequent muted recovery, as the market limped into 2009, was then met with a substantial drop, culminating in a bottoming out in March, which was followed by a massive recovery rally into October. Throughout this “Great Recession,” commodity prices plummeted, unemployment soared, and many banks failed. The governments of the world scrambled to cobble together stimulus packages to inject liquidity and support the floundering financial system. Numerous financial and non-financial companies received government bailouts to remain solvent. As we progressed through 2009, signs of stabilization emerged, despite persistently high unemployment and a weak housing market.

The U.S. equity markets continued to rise throughout calendar 2009, along with expectations that the deep recession could be bottoming; international indexes also maintained an upward trajectory. While investors continued to drive equity prices higher, consumers continued to retrench, as the unemployment picture remained cloudy. However, China’s growth became a bright spot globally as its stimulus efforts led to resurging economic expansion there. This growth helped drive demand for commodities worldwide. During the same period, the price of oil and many other commodities continued to move up, which, in turn, drove up the prices of Industrials, Energy, and Materials stocks. Additionally, Information Technology and Financials stocks rallied.

The Health Care sector underperformed the broader S&P 500 for the fiscal year ended October 31, 2009. The sector’s relative underperformance is an ongoing manifestation of investors’ rotation into more cyclical, economically sensitive stocks that would benefit more directly from a nascent economic recovery. These cyclical stocks represent a shift from the first and second quarters of calendar year 2009, when they had fallen the hardest in the previous 12-months. Among that group, those with more highly leveraged balance sheets started the market rally after March 9th.

Our strategy during the fiscal year continued to center on a research-driven investment process, focusing on a bottom-up look at each company. The selection process remained diversified with respect to countries and market caps. We monitored the macro factors affecting each healthcare industry closely; however, we often derived better information from assessing the evolving business dynamics of the companies in each sector. As always, we paid close attention to risk analysis and management in the fund.

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PORTFOLIO MANAGER COMMENTARY continued

To be selected for the fund, a stock’s growth potential and valuation both were taken into account. We invested in stocks that traded at a significant discount to intrinsic worth. We emphasized positive business momentum in the medium and long term, as well as the overall financial strength of the company. In particular, we looked for a strong balance sheet and growing free cash flow. Additionally, we sought opportunities to take advantage of non-mainstream investments, including restructurings, spin-offs, and other special circumstances.

Relative to the S&P 1500 Healthcare, we continued with fund overweights in biotechnology, healthcare equipment and supplies, and life sciences tools and services. The fund remained relatively underweight in pharmaceuticals and providers and services. Despite the recent market rebound, the severe losses suffered in the market over the last 12 months caused many stocks’ market caps to drop significantly. Foreign holdings were less than 20% of the fund at year end.

Contributors to performance

On a relative allocation basis, the fund’s larger exposure to healthcare equipment and supplies benefited performance. Stock selection in biotechnology, healthcare equipment and supplies and pharmaceuticals also added value during the year. Top performers included Alcon, Life Technologies, Express Scripts and Spectrum Pharmaceuticals.

Alcon, a leader in the ophthalmology or eye care market, rallied from its low point in November 2008 on a number of factors. Along with solid fundamentals, Alcon’s pharmaceuticals and medical product businesses recovered as customer demand returned. In addition, Nestle owns a large stake in Alcon that could be sold to drug company Novartis in mid 2010. This possible deal stems from a pre-established transaction that allows Nestle to put up to 50% of the company to them for either $181 per share or 20% above the current stock price.

Life Technologies—the result of Invitrogen’s merger with Applied Biosystems—rebounded strongly as the company continued to gain new customers and report solid revenue and earnings growth. We believe the shares still offer attractive value in the current environment, as 90% of revenues are derived from consumables, a recurring revenue stream. Pharmacy benefits manager (PBM) Express Scripts had a strong 2009 as it continued to win new business and entered into a transformative acquisition. The company acquired health maintenance organization (HMO) Wellpoint’s captive PBM business in a transaction with significant growth potential. Spectrum Pharmaceuticals, a small biotechnology company focusing on oncology, saw its stock appreciate substantially during the year. Several positives attributed to the move included the impact from strong drug sales of FUSILEV; partnering for future product sales; and the company’s previous acquisition of another cancer therapy, Zevalin, which enhanced the company’s overall profile. The company now has several products on the market and a maturing pipeline of potential new drugs in development—both longer-term positives for the company and the stock.

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PORTFOLIO MANAGER COMMENTARY continued

Detractors from performance

Large detractors from performance on a relative industry allocation basis were the fund’s underweight exposure to healthcare providers and services and pharmaceuticals, as well as an overweight in biotechnology (note that individual stock selection overwhelmed some of these negative allocation effects during 2009). Regarding HMOs, strong returns after the initial negative response to President Obama’s healthcare reform initiative detracted from performance due to the fund’s underweight in the sector. The primary individual detractors were Sequenom, Genentech, Cephalon, and Psychiatric Solutions. In the life sciences tools and services industry, the worst performing stock was Sequenom, a company the fund had held for some time and which previously had been a strong performer. This company had been a leader in genetic testing analysis and had developed a new test for Down Syndrome, which had been expected to lead to strong revenue and earnings growth. In the second quarter, validity of the company’s clinical data for that genetic test was questioned, sparking an internal investigation. Senior management has been replaced and the original test results must now be reproduced. This significantly changed the investment thesis for owning the stock so the position was eliminated.

Genentech, a biotechnology stock that the fund owned during the year, was acquired by majority owner Roche Holdings. Genentech was one of the larger names in the benchmark and the fund was underweight in the stock. Cephalon’s stock dropped on several concerns. The first was the timing of a stock equity and debt offering. The second was the launch of Nuvigil, its second-generation product used to treat various excessive sleepiness disorders, such as narcolepsy. Nuvigil is slated to replace its lead product, Provigil, when that drug goes off patent in 2012. Investors were more concerned with this than the company’s low valuation and emerging drug pipeline. Finally, Psychiatric Solutions’ stock underperformed as it reduced guidance unexpectedly in the early portion of the year. Additionally, the company received negative publicity surrounding an investigation into one of its facilities.

Portfolio management outlook

Our current investment approach continues to be diversified with respect to countries and market caps. Our process is research-driven, focusing on a bottom-up look at each company to determine its growth potential, underscored by valuation support prior to its inclusion in the fund. At present, we expect an increase in opportunities across the healthcare sector to take advantage of non-mainstream investments, including restructurings, asset stories, spin-offs and other special situations. As always, we pay close attention to risk analysis and management in the fund. We currently believe the combination of new-product development and rising demand from an aging population could potentially result in strong, consistent growth. In addition, China, India, and other emerging nations are expected to increase their spending on healthcare for their huge populations. Despite the issues surrounding the global economy, the new administration in Washington, D.C., has placed reforming the healthcare system as a centerpiece of its

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PORTFOLIO MANAGER COMMENTARY continued

legislative agenda. We now believe that monumental change will be difficult given the economy and fiscal constraints our nation is facing. Nevertheless, change appears almost inevitable and, with it, ensuing headwinds for the sector. This may sort itself out over the coming months as the debate intensifies and the ultimate legislation takes shape.

Despite the strong market moves seen over the past several months, we currently expect the positive momentum to decelerate over the next several months. There was pent up demand due to excess cash levels and risk aversion. This demand appears to have been put to work in anticipation of an inventory re-build that has been driving economic growth in the second half of calendar 2009. Market moves based on economic data that are “less bad” than they had been typically tend to be of short duration. Based on fundamentals, such as historically low interest rates and inflation as well as historically high cash levels in investment portfolios and on corporate balance sheets, we don’t see the market dropping to previous crisis-induced levels. The fall season historically is a more challenging period for the market in general. When one considers the rapid appreciation of the global markets, any pause in growth, however brief, may unfold in the short term. We presently believe there are positives developing on the earnings horizon and that next year will likely show gains, but that evidence is in the future. Given the uncertainties surrounding home prices, distressed assets on bank balance sheets, unemployment, federal spending, credit availability, and auto bankruptcies, a volatile market environment is expected to continue for the remainder of calendar 2009. We currently continue to emphasize companies with good growth potential, strong cash flow generation, and attractive valuations.

Today’s environment has created attractive opportunities for the long-term investor, and we are currently positioned to take advantage of the growth and valuation opportunities we see across several sectors. We continue to focus on intensive bottom-up research and quantitative screening to identify potential winners. Although we are monitoring the macro factors affecting each healthcare industry closely at present, we often derive better information from analyzing the evolving business dynamics of the companies in each sector. Our investment process is disciplined in that we invest in stocks trading at a significant discount to intrinsic worth. We emphasize positive business momentum in the medium and long term as well as the overall financial strength of a company, including a strong balance sheet and growing free cash flow.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

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ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 to October 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	5/1/2009	10/31/2009	During Period*

Actual
Class A	$1,000.00	$1,144.98	$ 9.68
Class B	$1,000.00	$1,140.78	$13.71
Class C	$1,000.00	$1,140.89	$13.71
Class I	$1,000.00	$1,147.40	$ 8.34
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,016.18	$ 9.10
Class B	$1,000.00	$1,012.40	$12.88
Class C	$1,000.00	$1,012.40	$12.88
Class I	$1,000.00	$1,017.44	$ 7.83

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.79% for Class A, 2.54% for Class B, 2.54% for Class C and 1.54% for Class I), multiplied by the average account value over the period, multiplied by 184 / 365 days.

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FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS A	2009	2008	2007	2006	2005

Net asset value, beginning of period	$14.59	$23.09	$20.93	$19.38	$17.84

Income from investment operations
Net investment loss	(0.11)[1]	(0.13)[1]	(0.09)	(0.12)[1]	(0.10)[1]
Net realized and unrealized gains or losses on investments	0.92	(6.58)	2.86	2.80	2.77

Total from investment operations	0.81	(6.71)	2.77	2.68	2.67

Distributions to shareholders from
Net realized gains	0	(1.79)	(0.61)	(1.13)	(1.13)

Net asset value, end of period	$15.40	$14.59	$23.09	$20.93	$19.38

Total return[2]	5.55%	(31.30)%	13.57%	14.46%	15.58%

Ratios and supplemental data
Net assets, end of period (thousands)	$78,860	$96,713	$161,559	$148,460	$114,141
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.81%	1.66%	1.64%	1.69%	1.62%
Expenses excluding waivers/reimbursements and expense reductions	1.81%	1.68%	1.66%	1.70%	1.75%
Net investment loss	(0.81)%	(0.68)%	(0.41)%	(0.63)%	(0.56)%
Portfolio turnover rate	49%	47%	71%	41%	79%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS B	2009	2008	2007	2006	2005

Net asset value, beginning of period	$13.46	$21.60	$19.76	$18.47	$17.17

Income from investment operations
Net investment loss	(0.20)[1]	(0.26)[1]	(0.31)	(0.26)	(0.24)
Net realized and unrealized gains or losses on investments	0.84	(6.09)	2.76	2.68	2.67

Total from investment operations	0.64	(6.35)	2.45	2.42	2.43

Distributions to shareholders from
Net realized gains	0	(1.79)	(0.61)	(1.13)	(1.13)

Net asset value, end of period	$14.10	$13.46	$21.60	$19.76	$18.47

Total return[2]	4.75%	(31.83)%	12.73%	13.72%	14.74%

Ratios and supplemental data
Net assets, end of period (thousands)	$22,384	$37,393	$88,967	$97,682	$93,319
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.57%	2.40%	2.35%	2.39%	2.31%
Expenses excluding waivers/reimbursements and expense reductions	2.57%	2.40%	2.35%	2.40%	2.44%
Net investment loss	(1.56)%	(1.43)%	(1.12)%	(1.32)%	(1.25)%
Portfolio turnover rate	49%	47%	71%	41%	79%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS C	2009	2008	2007	2006	2005

Net asset value, beginning of period	$13.45	$21.58	$19.74	$18.46	$17.16

Income from investment operations
Net investment loss	(0.20)[1]	(0.25)[1]	(0.26)	(0.23)	(0.21)
Net realized and unrealized gains or losses on investments	0.84	(6.09)	2.71	2.64	2.64

Total from investment operations	0.64	(6.34)	2.45	2.41	2.43

Distributions to shareholders from
Net realized gains	0	(1.79)	(0.61)	(1.13)	(1.13)

Net asset value, end of period	$14.09	$13.45	$21.58	$19.74	$18.46

Total return[2]	4.76%	(31.81)%	12.74%	13.67%	14.75%

Ratios and supplemental data
Net assets, end of period (thousands)	$26,656	$38,178	$66,280	$65,655	$54,620
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.56%	2.40%	2.35%	2.39%	2.31%
Expenses excluding waivers/reimbursements and expense reductions	2.56%	2.40%	2.35%	2.40%	2.44%
Net investment loss	(1.56)%	(1.43)%	(1.12)%	(1.33)%	(1.26)%
Portfolio turnover rate	49%	47%	71%	41%	79%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS I	2009	2008	2007	2006	2005

Net asset value, beginning of period	$15.00	$23.64	$21.36	$19.70	$18.07

Income from investment operations
Net investment loss	(0.08)[1]	(0.08)[1]	(0.02)[1]	(0.07)[1]	(0.04)[1]
Net realized and unrealized gains or losses on investments	0.96	(6.77)	2.91	2.86	2.80

Total from investment operations	0.88	(6.85)	2.89	2.79	2.76

Distributions to shareholders from
Net realized gains	0	(1.79)	(0.61)	(1.13)	(1.13)

Net asset value, end of period	$15.88	$15.00	$23.64	$21.36	$19.70

Total return	5.87%	(31.15)%	13.86%	14.80%	15.90%

Ratios and supplemental data
Net assets, end of period (thousands)	$6,057	$6,466	$9,535	$14,210	$10,848
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.56%	1.41%	1.35%	1.39%	1.31%
Expenses excluding waivers/reimbursements and expense reductions	1.56%	1.41%	1.35%	1.40%	1.44%
Net investment loss	(0.56)%	(0.43)%	(0.11)%	(0.33)%	(0.22)%
Portfolio turnover rate	49%	47%	71%	41%	79%

1	Per share amount is based on average shares outstanding during the period.

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS

October 31, 2009

	Shares	Value

COMMON STOCKS 98.1%
CONSUMER STAPLES 2.2%
Food & Staples Retailing 2.2%
CVS Caremark Corp.	84,108	$2,969,012

HEALTH CARE 95.9%
Biotechnology 24.1%
Alexion Pharmaceuticals, Inc. *	58,598	2,602,337
Amgen, Inc. *	55,545	2,984,433
Antisoma plc *	1,482,947	910,972
BioMarin Pharmaceutical, Inc. *	84,157	1,309,483
Celera Corp. *	115,016	711,949
Celgene Corp. *	61,427	3,135,848
Cepheid *	55,590	737,679
Dendreon Corp. *	34,608	874,544
Facet Biotech Corp *	49,438	846,873
Genzyme Corp. *	25,318	1,281,091
Gilead Sciences, Inc. *	86,019	3,660,108
Human Genome Sciences, Inc. *	50,581	945,359
Incyte Corp. * ρ	132,932	782,970
Myriad Genetics, Inc. *	74,327	1,804,660
Nanosphere Inc. *	75,000	501,000
Novavax, Inc. * ρ	110,826	425,572
Onyx Pharmaceuticals, Inc. *	51,162	1,360,909
Orchid Cellmark, Inc. *	192,719	294,860
Savient Pharmaceuticals, Inc. *	50,000	630,000
Theratechnologies, Inc. *	689,987	1,785,466
United Therapeutics Corp. *	33,798	1,437,767
Vanda Pharmaceuticals, Inc. * ρ	56,907	580,451
Vertex Pharmaceuticals, Inc. * ρ	80,070	2,687,149

		32,291,480

Health Care Equipment & Supplies 24.3%
Abiomed, Inc. * ρ	88,495	800,880
AGA Medical Holdings, Inc. *	65,000	869,050
Alcon, Inc.	28,566	4,078,939
Baxter International, Inc.	19,295	1,043,088
Becton, Dickinson & Co.	20,663	1,412,523
Covidien plc	58,610	2,468,653
Electro-Optical Sciences, Inc. * ρ	99,475	1,000,718
Fresenius SE	30,684	1,526,421
Inverness Medical Innovations, Inc. * ρ	99,596	3,785,644
Medtronic, Inc.	38,016	1,357,171
NMT Medical, Inc. *	165,459	279,626
NuVasive, Inc. *	34,055	1,235,856
ResMed, Inc. *	55,532	2,732,730
St. Jude Medical, Inc. *	67,990	2,317,099

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Health Care Equipment & Supplies continued
Stryker Corp.	47,329	$2,177,134
Thoratec Corp. *	67,805	1,780,559
Zimmer Holdings, Inc. *	45,801	2,407,759
Zoll Medical Corp. *	62,276	1,209,400

		32,483,250

Health Care Providers & Services 10.3%
Aetna, Inc.	74,343	1,935,148
CIGNA Corp.	79,609	2,216,315
Express Scripts, Inc. *	44,071	3,522,154
Fresenius Medical Care AG & Co. KGaA	31,698	1,537,530
Medco Health Solutions, Inc. *	51,105	2,868,013
Medipattern Corp. * +	1,524,387	225,407
UnitedHealth Group, Inc.	59,535	1,544,933

		13,849,500

Health Care Technology 1.3%
Cerner Corp. *	22,167	1,685,579

Life Sciences Tools & Services 7.6%
AMAG Pharmaceuticals, Inc. *	36,611	1,383,164
Charles River Laboratories International, Inc. *	60,836	2,221,731
Enzo Biochem, Inc. *	200,128	1,102,705
Life Technologies Corp. *	77,199	3,641,477
Qiagen NV *	86,281	1,797,233

		10,146,310

Pharmaceuticals 28.3%
Abbott Laboratories	48,377	2,446,425
Allergan, Inc.	33,103	1,862,044
Auxilium Pharmaceuticals, Inc. *	45,764	1,439,735
Bayer AG	24,367	1,687,779
Biodel, Inc. *	76,712	320,656
Biovail Corp.	115,469	1,554,213
Bristol-Myers Squibb Co.	116,114	2,531,285
Eurand NV *	119,417	1,578,693
Inspire Phamaceuticals, Inc. *	139,400	623,118
Johnson & Johnson	22,992	1,357,678
King Pharmaceuticals, Inc. *	260,838	2,642,289
Merck & Co., Inc.	47,820	1,479,073
Par Pharmaceutical Company, Inc. *	47,111	987,918
Pfizer, Inc.	295,850	5,038,325
Salix Pharmaceuticals, Ltd. *	62,232	1,144,446
Schering-Plough Corp.	116,865	3,295,593
Shire, Ltd., ADS	50,411	2,686,906

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Pharmaceuticals continued
Spectrum Pharmaceuticals, Inc. * ρ	158,306	$656,970
Teva Pharmaceutical Industries, Ltd., ADR	44,106	2,226,471
Warner Chilcott plc *	107,404	2,378,998

		37,938,615

Total Common Stocks (cost $125,916,859)		131,363,746

RIGHTS 0.0%
HEALTH CARE 0.0%
Pharmaceuticals 0.0%
Valera Pharmaceuticals, Inc. * + ☐ (cost $0)	410,964	0

WARRANTS 0.3%
HEALTH CARE 0.3%
Biotechnology 0.3%
Novavax, Inc., Expiring 07/13/2031 * + ☐ (cost $0)	158,377	419,937

SHORT-TERM INVESTMENTS 7.2%
MUTUAL FUND SHARES 7.2%
BGI Prime Money Market Fund, Premium Shares, 0.10% q ρρ	1,123	1,123
BlackRock Liquidity TempFund, Institutional Class, 0.18% q ρρ	3,317,303	3,317,303
Evergreen Institutional Money Market Fund, Class I, 0.09% q ρρ ø	2,538,691	2,538,691
Evergreen Institutional U.S. Government Money Market Fund, Class I, 0.01% q ø	771,923	771,923
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 0.21% q ρρ	3,097,238	3,097,238

Total Short-Term Investments (cost $9,726,278)		9,726,278

Total Investments (cost $135,643,137) 105.6%		141,509,961
Other Assets and Liabilities (5.6%)		(7,553,672)

Net Assets 100.0%		$133,956,289

*	Non-income producing security
ρ	All or a portion of this security is on loan.
+	Security is deemed illiquid.
☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
q	Rate shown is the 7-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
Ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt
ADS	American Depository Shares

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

October 31, 2009

The following table shows the percent of total long-term investments by industry as of October 31, 2009:

Pharmaceuticals	28.8%
Biotechnology	24.8%
Health Care Equipment & Supplies	24.6%
Health Care Providers & Services	10.5%
Life Sciences Tools & Services	7.7%
Food & Staples Retailing	2.3%
Health Care Technology	1.3%

100.0%

See Notes to Financial Statements

18

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $132,332,523) including $8,047,954 of securities loaned	$138,199,347
Investments in affiliated issuers, at value (cost $3,310,614)	3,310,614

Total investments	141,509,961
Segregated cash	3,336
Foreign currency, at value (cost $226,501)	237,216
Receivable for securities sold	1,656,640
Receivable for Fund shares sold	41,981
Dividends receivable	105,213
Receivable for securities lending income	1,488
Prepaid expenses and other assets	7,843

Total assets	143,563,678

Liabilities
Payable for Fund shares redeemed	588,253
Payable for securities on loan	8,957,691
Advisory fee payable	10,100
Distribution Plan expenses payable	5,747
Due to other related parties	1,220
Accrued expenses and other liabilities	44,378

Total liabilities	9,607,389

Net assets	$133,956,289

Net assets represented by
Paid-in capital	$146,592,545
Undistributed net investment loss	(5,759)
Accumulated net realized losses on investments	(18,508,146)
Net unrealized gains on investments	5,877,649

Total net assets	$133,956,289

Net assets consists of
Class A	$78,859,715
Class B	22,383,645
Class C	26,656,140
Class I	6,056,789

Total net assets	$133,956,289

Shares outstanding (unlimited number of shares authorized)
Class A	5,120,742
Class B	1,587,206
Class C	1,891,606
Class I	381,469

Net asset value per share
Class A	$15.40
Class A — Offering price (based on sales charge of 5.75%)	$16.34
Class B	$14.10
Class C	$14.09
Class I	$15.88

See Notes to Financial Statements

19

STATEMENT OF OPERATIONS

Year Ended October 31, 2009

Investment income
Dividends (net of foreign withholding taxes of $68,158)	$1,318,407
Securities lending	154,511
Income from affiliated issuers	22,867

Total investment income	1,495,785

Expenses
Advisory fee	1,336,984
Distribution Plan expenses
Class A	211,806
Class B	272,777
Class C	301,360
Administrative services fee	148,554
Transfer agent fees	630,858
Trustees’ fees and expenses	1,727
Printing and postage expenses	55,251
Custodian and accounting fees	47,544
Registration and filing fees	63,318
Professional fees	34,119
Other	6,242

Total expenses	3,110,540
Less: Expense reductions	(102)

Net expenses	3,110,438

Net investment loss	(1,614,653)

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities in unaffiliated issuers	(16,876,264)
Foreign currency related transactions	31,039

Net realized losses on investments	(16,845,225)

Net change in unrealized gains or losses on:
Securities in unaffiliated issuers	23,555,848
Foreign currency related transactions	15,180

Net change in unrealized gains or losses on investments	23,571,028

Net realized and unrealized gains or losses on investments	6,725,803

Net increase in net assets resulting from operations	$5,111,150

See Notes to Financial Statements

20

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2009		2008

Operations
Net investment loss		$(1,614,653)		$(2,675,362)
Net realized losses on investments		(16,845,225)		(632,747)
Net change in unrealized gains or losses on investments		23,571,028		(88,039,603)

Net increase (decrease) in net assets resulting from operations		5,111,150		(91,347,712)

Distributions to shareholders from
Net realized gains
Class A		0		(12,493,232)
Class B		0		(7,183,676)
Class C		0		(5,463,674)
Class I		0		(706,071)

Total distributions to shareholders		0		(25,846,653)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	734,188	10,372,909	1,292,849	24,803,716
Class B	66,288	841,199	183,104	3,284,868
Class C	115,160	1,493,329	463,243	8,393,411
Class I	131,658	1,897,659	168,570	3,168,352

		14,605,096		39,650,347

Net asset value of shares issued in reinvestment of distributions
Class A	0	0	550,479	11,312,312
Class B	0	0	336,504	6,427,232
Class C	0	0	197,457	3,767,474
Class I	0	0	31,247	659,005

		0		22,166,023

Automatic conversion of Class B shares to Class A shares
Class A	458,353	6,362,490	732,973	13,909,421
Class B	(498,224)	(6,362,490)	(790,449)	(13,909,421)

		0		0

Payment for shares redeemed
Class A	(2,702,083)	(38,278,955)	(2,942,682)	(55,097,933)
Class B	(759,307)	(9,781,995)	(1,069,609)	(18,566,726)
Class C	(1,062,497)	(13,754,622)	(892,618)	(15,198,801)
Class I	(181,217)	(2,693,620)	(172,153)	(3,350,002)

		(64,509,192)		(92,213,462)

Net decrease in net assets resulting from capital share transactions		(49,904,096)		(30,397,092)

Total decrease in net assets		(44,792,946)		(147,591,457)
Net assets
Beginning of period		178,749,235		326,340,692

End of period		$133,956,289		$178,749,235

Undistributed net investment loss		$(5,759)		$(4,694)

See Notes to Financial Statements

21

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Health Care Fund (the “Fund”) is a non-diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge, but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Effective after the close of business on June 30, 2009, Class B shares were closed to new accounts and additional purchases by existing shareholders. Class B shares are available for purchase only through (i) an exchange transaction in which Class B shares of another Evergreen fund are exchanged or (ii) the Fund’s dividend reinvestment program. Class B shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through December 28, 2009 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund.

22

NOTES TO FINANCIAL STATEMENTS continued

In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

23

NOTES TO FINANCIAL STATEMENTS continued

e. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses. During the year ended October 31, 2009, the following amounts were reclassified:

Paid-in capital	$(1,582,549)
Undistributed net investment loss	1,613,588
Accumulated net realized losses on investments	(31,039)

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.90% and declining to 0.70% as average daily net assets increase. For the year ended October 31, 2009, the advisory fee was equivalent to an annual rate of 0.90% of the Fund’s average daily net assets.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the

24

NOTES TO FINANCIAL STATEMENTS continued

year ended October 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended October 31, 2009, the transfer agent fees were equivalent to an annual rate of 0.42% of the Fund’s average daily net assets.

Wachovia Bank NA, a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 5).

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended October 31, 2009, the Fund paid brokerage commissions of $667 to broker-dealers affiliated with Wells Fargo.

4. DISTRIBUTION PLANS

Evergreen Investment Services, Inc. (“EIS”), an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the year ended October 31, 2009, EIS received $4,893 from the sale of Class A shares and $461, $74,325 and $2,682 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $71,147,714 and $109,151,829, respectively, for the year ended October 31, 2009.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

25

NOTES TO FINANCIAL STATEMENTS continued

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$125,701,044	$5,662,702	$0	$131,363,746
Warrants	0	0	419,937	419,937
Rights	0	0	0	0
Short-term investments	9,726,278	0	0	9,726,278

	$135,427,322	$5,662,702	$419,937	$141,509,961

Further details on the major security types listed above can be found in the Schedule of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Warrants

Balance as of November 1, 2008	$0
Realized gains or losses	0
Change in unrealized gains or losses	419,937
Net purchases (sales)	0
Transfers in and/or out of Level 3	0

Balance as of October 31, 2009	$419,937

Change in unrealized gains or losses included in earnings relating to securities still held at October 31, 2009	$419,937

During the year ended October 31, 2009, the Fund loaned securities to certain brokers and earned $154,511, net of $16,993 paid to Wachovia Global Securities Lending as the securities lending agent. At October 31, 2009, the value of securities on loan and the total value of collateral received for securities loaned (including segregated cash) amounted to $8,047,954 and $8,957,691, respectively.

On October 31, 2009, the aggregate cost of securities for federal income tax purposes was $136,443,826. The gross unrealized appreciation and depreciation on securities based on tax cost was $21,043,121 and $15,976,986, respectively, with a net unrealized appreciation of $5,066,135.

26

NOTES TO FINANCIAL STATEMENTS continued

As of October 31, 2009, the Fund had $17,707,457 in capital loss carryovers for federal income tax purposes with $892,440 expiring in 2016 and $16,815,017 expiring in 2017.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended October 31, 2009, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

		Temporary
Unrealized	Capital Loss	Book/Tax
Appreciation	Carryovers	Differences

$5,076,960	$17,707,457	$(5,759)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid for the year ended October 31, 2008 was $25,846,653 of long-term capital gain. No distributions were paid for the year ended October 31, 2009.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

27

NOTES TO FINANCIAL STATEMENTS continued

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%. During the year ended October 31, 2009, the Fund had no borrowings.

11. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry and, therefore, may be more affected by changes in that industry than would be a comparable mutual fund that is not heavily weighted in any industry.

12. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

28

NOTES TO FINANCIAL STATEMENTS continued

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Health Care Fund, a series of the Evergreen Equity Trust, as of October 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Health Care Fund as of October 31, 2009, the results of its operations, changes in its net assets and the financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 28, 2009

30

ADDITIONAL INFORMATION (unaudited)

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, as required by law, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. At an in person meeting on September 23-24, 2009, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Health Care Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the Evergreen funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of their deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors are required to furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. Over the course of the year preceding their September 2009 meeting, the Trustees regularly reviewed information regarding the investment performance of all of the funds. As part of their ongoing review of investment performance, the Trustees monitored for changes in performance and for the results of any changes in a fund’s investment process or investment team. The Trustees paid particular attention to funds whose performance since September 2008 (when the Trustees completed their 2008 review of the funds’ investment advisory agreements) indicated short-term or longer-term performance issues and to funds that they had identified during their 2008 review process as having short- or longer-term performance issues.

In spring 2009, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Trustees would review as part of the 2009 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other areas of review and requested specific information as to those areas of review.

The Trustees formed small groups to review individual funds in greater detail. They reviewed, with the assistance of an independent industry consultant that they retained, the information that EIMC and Keil provided. In addition, the Trustees considered

31

ADDITIONAL INFORMATION (unaudited) continued

information regarding, among other things, the funds’ brokerage practices, the funds’ use of derivatives, analyst and research support available to the portfolio management teams, risk management practices, and certain fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

In December 2008 Wells Fargo & Company (“Wells Fargo”) acquired Wachovia Corporation (“Wachovia”), EIMC’s parent company. Wells Fargo and EIMC have taken steps to combine the operations of Wells Fargo’s investment management affiliates and EIMC during the past year and have proposed to the Trustees the combination of the mutual fund families managed by them. During the course of the year, and during their review, the Trustees requested and received information about Wells Fargo and its advisory and broker-dealer operations, the status of efforts to combine the Wells Fargo and Evergreen investment management operations, and the effects on the funds and on the services provided by EIMC and its affiliates to the funds. In their deliberations, the Trustees were mindful that it was possible that the proposed combination of the two fund families might be effected during the coming 12-month period.

The Committee met several times by telephone during the 2009 review process to consider the information provided to it. The Committee then met with representatives of EIMC and its affiliates, including Wells Fargo. In addition, during the course of their review, the Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC, and in meetings with independent legal counsel in multiple private sessions at which no personnel of EIMC were present. At a meeting of the full Board of Trustees held on September 23-24, 2009, the Committee reported the results of its discussions with EIMC. The full Board met with representatives of EIMC and its affiliates and engaged in further review of the materials provided to it, after which the independent Trustees and the full Board approved the continuation of each of the advisory and sub-advisory agreements.

The Trustees’ determination to approve the continuation of the advisory and sub-advisory agreements was based on a comprehensive evaluation of all of the information provided to them. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements for each of the funds as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

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ADDITIONAL INFORMATION (unaudited) continued

Information reviewed. The Board of Trustees and committees of the Board of Trustees met periodically during the course of the year. EIMC presented a wide variety of information at those meetings regarding the services it provides for the funds, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of the teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2008. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new President of the funds, who also serves as President and Chief Operating Officer of EIMC, and a new Chief Investment Officer of EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of fees paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the

33

ADDITIONAL INFORMATION (unaudited) continued

funds and those other mutual funds. They considered that EIS, an affiliate of EIMC, would serve as distributor to the funds until January 3, 2010, and that Wells Fargo Funds Distributor, LLC, also an affiliate of EIMC, would serve as distributor to the funds beginning on January 4, 2010, and noted that the distributor receives fees from the funds for those services. The Trustees also considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC on behalf of the funds and brokerage commissions received by Wells Fargo Advisors, LLC (“Wells Fargo Advisors”) (formerly Wachovia Securities, LLC), an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted that the funds pay sub-transfer agency fees to various financial institutions, including Wells Fargo Advisors and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that the affiliate of EIMC that provides transfer agency services to the funds had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wells Fargo Advisors and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them and that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

The Trustees considered regulatory actions taken against EIMC or its affiliates in the past year, and on-going reviews of the operations of EIMC and its affiliates as they might affect the funds. They considered the findings of the regulators, the cooperation of EIMC and its affiliates with those regulators and with the Trustees in respect of those actions and reviews, and the remedial steps EIMC and its affiliates have taken in response. They also considered the scope and nature of on-going reviews being conducted by EIMC and its affiliates, and communications to the Trustees relating to those reviews.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team and the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties.

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ADDITIONAL INFORMATION (unaudited) continued

The Trustees considered the managerial and financial resources available to EIMC and its affiliates and the commitment that the Evergreen/Wells Fargo organization has made to the funds generally. They considered assurances from representatives of Wells Fargo that the merger of Wells Fargo and Wachovia and the integration of those firms’ advisory and broker-dealer operations was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC provides to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high-quality services.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the independent Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds. They determined that the nature and scope of the services provided by EIMC were consistent with EIMC’s duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one- and three-year periods ended December 31, 2008, the Fund’s Class A shares had underperformed the broad-based securities index against which the Trustees compared the Fund’s performance (the S&P 1500 Supercomposite Healthcare Sector Index), and had performed in the fourth and third quintiles, respectively, of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the five-year period ended December 31, 2008, the Fund’s Class A shares had outperformed the S&P 1500 Supercomposite Healthcare Sector Index, and had performed in the fourth quintile of mutual funds against which the Trustees compared the Fund’s performance. The Trustees also noted that the Fund’s portfolio management had changed in 2007 and that the new portfolio manager’s performance record with the Fund may be too short to allow for definitive conclusions about the new portfolio manager’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative

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ADDITIONAL INFORMATION (unaudited) continued

underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was higher than the management fees paid by most of the other mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. They reviewed the breakpoints in the Fund’s advisory fee structure, which operate generally to reduce the effective management fee rate of the Fund (as a percentage of Fund assets) as the Fund grows in size. They considered that, as a fund shrinks in size, breakpoints result in increasing fee levels. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on, among other things, the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability to EIMC of the services provided to any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

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39

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

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TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; President and Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

41

564347 rv7 12/2009

Evergreen Utility and Telecommunications Fund

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
7	PORTFOLIO MANAGER COMMENTARY
10	ABOUT YOUR FUND’S EXPENSES
11	FINANCIAL HIGHLIGHTS
15	SCHEDULE OF INVESTMENTS
19	STATEMENT OF ASSETS AND LIABILITIES
20	STATEMENT OF OPERATIONS
21	STATEMENTS OF CHANGES IN NET ASSETS
22	NOTES TO FINANCIAL STATEMENTS
32	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
33	ADDITIONAL INFORMATION
44	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

December 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Utility and Telecommunications Fund for the twelve-month period ended October 31, 2009 (the “period”).

Capital markets throughout the globe continued to experience extreme pressure during the period. Home prices fell and job losses persisted. Distrust prevailed, and counterparty risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. In response, the Federal Reserve Board (the “Fed”), the U.S. Treasury, the Federal Deposit Insurance Corporation, and the Securities and Exchange Commission took a series of dramatic and innovative steps to help the economy and the financial markets emerge from this crisis. In October 2008, Congress rushed through a $700 billion rescue plan designed to address the capital inadequacy of banks. Meanwhile, in a further effort to re-stimulate lending activity, the Fed twice slashed the key fed funds rate in October, bringing the influential overnight lending rate to just 1.00%. The Fed slashed rates again in December to near zero, where it stayed during the remainder of the period. Overseas, other major central banks also cut short-term rates to inject liquidity into the financial markets. At the same time, foreign governments took other measures to buttress financial institutions.

Early in 2009, the fixed income markets worried about deflation, as evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased with the $787 billion American Recovery and Reinvestment Act of 2009, signed into law in February. Yields climbed for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard, as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although stocks rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, as both issuance and performance improved. Stocks finished a banner third quarter, with all major market indexes climbing by approximately 15%, as investor sentiment was buoyed by signs of improvement in the economy and corporate earnings. At fiscal year end, however, stocks closed lower for the first time in seven months as investors questioned whether the huge rally had exceeded the economy’s ability to generate growth in output and profits. The weakness in U.S. markets failed to extend beyond our borders, as developed markets, which had also rallied off the lows of last year, experienced just a

LETTER TO SHAREHOLDERS continued

fractional loss in October 2009, and emerging markets managed to rise by 1%, adding to impressive year-to-date returns by the end of the period.

Fortunately, the fundamental picture has brightened. Better-than-expected economic data at the end of the fiscal year suggests the possibility of improvements in corporate performance. Interest rates and inflation remain low, providing a healthy backdrop for corporations that have been very aggressive cutting costs from their expense structures. However, given our projections for a “less spectacular” recovery in 2010, we continue to question whether the fundamentals are in place for sustainable growth. Until we see stabilization in home prices and employment, it is unlikely that activity will exceed anything beyond what is considered to be “below potential” for any period of time.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s sector funds focused on specific areas of the equity markets. The team supervising Evergreen Health Care Fund, for example, kept the fund well-diversified among health care corporations while managers of Evergreen Utility and Telecommunications Fund emphasized investments in utilities with improving business fundamentals. Managers of Evergreen Precious Metals Fund concentrated on gold-mining stocks and other precious metals-related equities.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

LETTER TO SHAREHOLDERS continued

Notice to Shareholders:

Effective after the close of business on June 30, 2009, Class B shares of the Fund were closed to new accounts and additional purchases by existing shareholders. Existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

FUND AT A GLANCE

as of October 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Sub-Advisor:

Crow Point Partners, LLC

Portfolio Manager:

Timothy P. O’Brien, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2009.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 1/4/1994

	Class A	Class B	Class C	Class I
Class inception date	1/4/1994	1/4/1994	9/2/1994	2/28/1994

Nasdaq symbol	EVUAX	EVUBX	EVUCX	EVUYX

Average annual return*

1-year with sales charge	-0.32%	-0.03%	4.06%	N/A

1-year w/o sales charge	5.77%	4.97%	5.06%	6.03%

5-year	7.06%	7.23%	7.53%	8.62%

10-year	3.16%	3.01%	3.01%	4.05%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Class B shares are closed to new investments by new and existing shareholders.

Returns reflect expense limits previously in effect, without which returns would have been lower.

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Utility and Telecommunications Fund Class A shares versus a similar investment in the S&P 500 Index (S&P 500), the S&P Utilities Index (S&P Utilities) and the Consumer Price Index (CPI).

The S&P 500 and the S&P Utilities are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that concentrate their investments in a single industry or sector may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry or sector.

Non-diversified funds may face increased risk of price fluctuation over more diversified funds due to adverse developments within certain sectors.

FUND AT A GLANCE continued

This section left intentionally blank

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

All data is as of October 31, 2009, and subject to change.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 5.77% for the twelve-month period ended October 31, 2009, excluding any applicable sales charges. During the same period, the S&P 500 returned 9.80% and the S&P Utilities returned 2.06%.

The fund’s objective is to seek high current income and moderate capital growth.

Investment process

The fiscal year began with a continuation of the severe weakness that was seen in September and October of 2008. This lasted until early March of 2009, when the market hit bottom and then rallied strongly through October. Utilities and telephone stocks typically lag the broad equity market coming out of a recession and certainly did so in the March-through-October 2009 recovery. The fund was positioned very defensively at the beginning of the fiscal year, which enhanced performance into March. As the market rallied off the bottom, however, the defensive names, preferred stocks and substantial cash position weighed heavily on performance. In the summer, we committed most of our cash, trimmed some preferred stock positions and shifted out of some of the more defensive names, which improved performance going into fiscal year-end.

The quantitative easing of world monetary policy and the massive increase in government spending by the United States and the U.K. apparently averted the near-collapse of the world financial system in the fall of 2008. The long-term implications of these government interventions are debatable, but there seems little doubt that in the short-run they have been highly effective. At fiscal year end, credit spreads had begun to narrow, debt markets were functioning again and the risk of a global depression seemed to have passed. Severe economic problems, including double-digit unemployment and a fiscal deficit exceeding 12% of gross domestic product (GDP) remained, however. It’s our current opinion that the monetary stimulus will have to be withdrawn at some point or the dollar will collapse. We believe the U.S. government is clearly going to have to raise taxes to pay for all this spending and while raising taxes early in an economic recovery worked out well under President Clinton, it worked out less so under the Hoover administration. As this fiscal year drew to a close, we believed we were far from out of the woods.

Contributors to performance

Foreign utilities, including Iberdrola, Red Electrica and Terna, contributed to performance. Red Electrica and Terna are high voltage power grid operators in Spain and Italy, respectively, with no sensitivity to energy prices and little sensitivity to economic fluctuations. Iberdrola is a prominent Spanish utility with major operations in the U.K. as well as the United States. Among domestic utilities, the stronger performers included American Electric Power (AEP), CMS Energy, Constellation Energy, DPL Corp., Great Plains Energy, ITC Holdings and Sempra. AEP’s share price came under severe pressure in the first calendar quarter as it was forced by ratings pressures to issue equity in a weak market; we bought shares at the time in anticipation of market improvement. CMS raised

PORTFOLIO MANAGER COMMENTARY continued

its dividend 40%, which attracted investor attention to the deeply discounted multiple at which the shares traded. Constellation Energy is a recovering utility that, in our opinion, remains undervalued even after recent appreciation. Great Plains reduced its dividend and issued equity in the second calendar quarter, both of which contributed to a buying opportunity.

The star performers within the portfolio in fiscal 2009 were Whiting Petroleum, Visa and Genesis Energy, none of which are technically utilities but all of which gained over 40%. To finance its exploration and production operations in the Bakken oil field, Whiting Petroleum sold convertible preferred stock in May, which we bought. Visa’s combination of superior growth, low operating and financial risk and solid balance sheet found investor appeal. Genesis Energy, a once-distressed master limited partnership headquartered in Houston, bounced back this year.

Detractors from performance

Performance was depressed by a handful of utilities, both foreign and domestic, whose margins are determined by wholesale electricity prices. Among the foreign utilities, Enel and Fortum lagged badly. Enel was forced to reduce its dividend and issue equity to shore up the balance sheet following its troubled acquisitions in Spain and Russia. Fortum was dogged by weak Nordpool electricity prices. National Grid and Severn Trent, neither of which has any material energy sensitivity, each saw double-digit price declines. Among domestic names, Exelon and FirstEnergy were particularly weak. Exelon’s margins were negatively affected by weak wholesale electricity prices, as were FirstEnergy’s. In addition, the attempt by Exelon to acquire NRG Energy was viewed with disdain by shareholders of both companies. Southern Company dropped nearly 7% as investors chose to add risk to portfolios and Shenandoah Telecom slid nearly 25% in spite of generally strong operating performance and a very strong capitalization, which we believe should have counted for more than it did.

Portfolio management outlook

Historically, in the initial phase of a financial recovery, defensive stocks such as utilities and telephones significantly lag the broad market. This is indeed what happened in early 2003, following the 2001/2002 recession. We currently are coming to the end of the initial recovery phase of the 2008/2009 recession. Following the initial snapback, we think that investors are likely to focus on cheap valuations, comparatively strong earnings-per-share and generous dividend yields available to utility and telephone investors. Given such a scenario, we believe the fund’s stocks have the potential to perform better than this past year, as was the case in 2004 and 2005.

PORTFOLIO MANAGER COMMENTARY continued

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 to October 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2009	Ending Account Value 10/31/2009	Expenses Paid During Period*

Actual
Class A	$1,000.00	$1,121.00	$5.99
Class B	$1,000.00	$1,117.03	$9.93
Class C	$1,000.00	$1,116.97	$9.98
Class I	$1,000.00	$1,123.38	$4.60
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,019.56	$5.70
Class B	$1,000.00	$1,015.83	$9.45
Class C	$1,000.00	$1,015.78	$9.50
Class I	$1,000.00	$1,020.87	$4.38

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.12% for Class A, 1.86% for Class B, 1.87% for Class C and 0.86% for Class I), multiplied by the average account value over the period, multiplied by 184 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS A	2009	2008	2007	2006	2005

Net asset value, beginning of period	$10.67	$16.69	$13.63	$12.03	$9.54

Income from investment operations
Net investment income	0.48	1.06	0.75	1.15 [1]	0.41
Net realized and unrealized gains or losses on investments	0.11	(6.17)	3.23	1.35	2.49

Total from investment operations	0.59	(5.11)	3.98	2.50	2.90

Distributions to shareholders from
Net investment income	(0.49)	(0.91)	(0.92)	(0.90)	(0.41)

Net asset value, end of period	$10.77	$10.67	$16.69	$13.63	$12.03

Total return[2]	5.77%	(31.70)%	29.97%	21.67%	30.67%

Ratios and supplemental data
Net assets, end of period (thousands)	$301,953	$304,608	$507,539	$329,166	$263,563
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.13%	1.07%	1.04%	1.11%	1.08%
Expenses excluding waivers/reimbursements and expense reductions	1.13%	1.09%	1.09%	1.20%	1.24%
Net investment income	4.66%	7.05%	5.12%	9.05%	3.71%
Portfolio turnover rate	109%	153%	75%	121%	106%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS B	2009	2008	2007	2006	2005

Net asset value, beginning of period	$10.67	$16.69	$13.63	$12.03	$9.55

Income from investment operations
Net investment income	0.40 [1]	0.89 [1]	0.69	1.09 [1]	0.33
Net realized and unrealized gains or losses on investments	0.11	(6.11)	3.16	1.32	2.48

Total from investment operations	0.51	(5.22)	3.85	2.41	2.81

Distributions to shareholders from
Net investment income	(0.41)	(0.80)	(0.79)	(0.81)	(0.33)

Net asset value, end of period	$10.77	$10.67	$16.69	$13.63	$12.03

Total return[2]	4.97%	(32.18)%	28.91%	20.85%	29.66%

Ratios and supplemental data
Net assets, end of period (thousands)	$31,007	$35,106	$77,683	$69,496	$66,717
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.88%	1.81%	1.79%	1.86%	1.77%
Expenses excluding waivers/reimbursements and expense reductions	1.88%	1.81%	1.79%	1.90%	1.93%
Net investment income	3.92%	6.02%	4.32%	8.60%	2.98%
Portfolio turnover rate	109%	153%	75%	121%	106%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS C	2009	2008	2007	2006	2005

Net asset value, beginning of period	$10.67	$16.69	$13.63	$12.04	$9.56

Income from investment operations
Net investment income	0.40	0.95	0.67 [1]	1.00 [1]	0.33
Net realized and unrealized gains or losses on investments	0.11	(6.17)	3.19	1.41	2.48

Total from investment operations	0.51	(5.22)	3.86	2.41	2.81

Distributions to shareholders from
Net investment income	(0.41)	(0.80)	(0.80)	(0.82)	(0.33)

Net asset value, end of period	$10.77	$10.67	$16.69	$13.63	$12.04

Total return[2]	5.06%	(32.25)%	28.99%	20.77%	29.63%

Ratios and supplemental data
Net assets, end of period (thousands)	$80,526	$74,008	$123,039	$45,765	$26,619
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.88%	1.82%	1.79%	1.86%	1.80%
Expenses excluding waivers/reimbursements and expense reductions	1.88%	1.82%	1.79%	1.90%	1.96%
Net investment income	3.86%	6.36%	4.33%	7.92%	3.11%
Portfolio turnover rate	109%	153%	75%	121%	106%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS I	2009	2008	2007	2006	2005

Net asset value, beginning of period	$10.69	$16.72	$13.65	$12.04	$9.55

Income from investment operations
Net investment income	0.51	1.14 [1]	0.78	1.26 [1]	0.43
Net realized and unrealized gains or losses on investments	0.09	(6.23)	3.24	1.28	2.50

Total from investment operations	0.60	(5.09)	4.02	2.54	2.93

Distributions to shareholders from
Net investment income	(0.51)	(0.94)	(0.95)	(0.93)	(0.44)

Net asset value, end of period	$10.78	$10.69	$16.72	$13.65	$12.04

Total return	6.03%	(31.55)%	30.24%	22.09%	31.01%

Ratios and supplemental data
Net assets, end of period (thousands)	$9,196	$8,927	$3,677	$2,606	$7,168
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.89%	0.83%	0.79%	0.86%	0.81%
Expenses excluding waivers/reimbursements and expense reductions	0.89%	0.83%	0.79%	0.90%	0.97%
Net investment income	4.88%	7.92%	5.31%	9.98%	4.42%
Portfolio turnover rate	109%	153%	75%	121%	106%

1	Per share amount is based on average shares outstanding during the period.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

October 31, 2009

	Shares	Value

COMMON STOCKS 84.4%
CONSUMER DISCRETIONARY 1.9%
Media 1.9%
DIRECTV Group, Inc. * ρ	250,000	$6,575,000
Mediaset SpA	239,400	1,557,918

		8,132,918

ENERGY 8.1%
Oil, Gas & Consumable Fuels 8.1%
El Paso Corp.	750,000	7,357,500
Genesis Energy, LP	150,000	2,430,000
Kodiak Oil & Gas Corp. *	650,000	1,566,500
Southwestern Energy Co. *	350,000	15,253,000
Spectra Energy Corp.	100,000	1,912,000
Williams Cos.	300,000	5,655,000

		34,174,000

FINANCIALS 4.8%
Consumer Finance 3.1%
Visa, Inc., Class A ρ	175,000	13,258,000

Real Estate Investment Trusts (REITs) 1.7%
Chimera Investment Corp.	500,000	1,745,000
Crexus Investment Corp. *	62,500	886,250
Starwood Property Trust, Inc. *	225,000	4,529,250

		7,160,500

INDUSTRIALS 2.7%
Construction & Engineering 2.7%
Bouygues SA	244,000	11,480,221

TELECOMMUNICATION SERVICES 10.3%
Diversified Telecommunication Services 7.1%
AT&T, Inc.	150,000	3,850,500
France Telecom	300,000	7,417,766
Neutral Tandem, Inc. *	300,000	6,327,000
Shenandoah Telecommunications Co. +	499,972	8,344,532
Verizon Communications, Inc.	100,000	2,959,000
Windstream Corp.	100,000	964,000

		29,862,798

Wireless Telecommunication Services 3.2%
NTELOS Holdings Corp.	346,800	5,236,680
U.S. Cellular Corp. *	25,000	915,250
Vivo Participacoes SA, ADR	300,000	7,275,000

		13,426,930

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Shares	Value

COMMON STOCKS continued
UTILITIES 56.6%
Electric Utilities 30.8%
American Electric Power Co., Inc.	75,000	$2,266,500
CMS Energy Corp. ρ	1,290,000	17,157,000
DPL, Inc.	300,000	7,602,000
Enel SpA	1,900,000	11,327,074
Exelon Corp.	200,000	9,392,000
FirstEnergy Corp.	400,000	17,312,000
Fortum Oyj	200,000	4,732,505
FPL Group, Inc.	100,000	4,910,000
Great Plains Energy, Inc.	318,100	5,503,130
Hera SpA	2,250,000	4,974,769
Iberdrola SA	500,000	4,533,245
ITC Holdings Corp.	155,000	6,885,100
Maine & Maritimes Corp.	14,730	533,962
Northeast Utilities	750,000	17,287,500
Portland General Electric Co.	300,000	5,577,000
Red Electrica de Espana SA	100,000	5,171,599
Southern Co.	100,000	3,119,000
TERNA SpA	500,000	1,981,792

		130,266,176

Gas Utilities 3.6%
Chesapeake Utilities Corp.	10,125	320,760
EQT Corp.	350,000	14,651,000

		14,971,760

Independent Power Producers & Energy Traders 3.7%
Constellation Energy Group, Inc.	500,000	15,460,000

Multi-Utilities 15.8%
Dominion Resources, Inc.	275,000	9,374,750
National Grid plc	1,000,000	9,943,037
National Grid plc, ADR ρ	150,000	7,441,500
Public Service Enterprise Group, Inc.	300,000	8,940,000
RWE AG	50,000	4,378,127
SCANA Corp.	125,000	4,230,000
Sempra Energy	275,000	14,148,750
Wisconsin Energy Corp. ρ	190,000	8,297,300

		66,753,464

Water Utilities 2.7%
American States Water Co.	8,900	295,035
American Water Works Co.	450,000	8,536,500

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Shares	Value

COMMON STOCKS continued
UTILITIES continued
Water Utilities continued
Aqua America, Inc. ρ	100,000	$1,545,000
Pennichuck Corp. +	50,000	1,133,500

		11,510,035

Total Common Stocks (cost $310,136,026)		356,456,802

PREFERRED STOCKS 11.1%
ENERGY 2.7%
Oil, Gas & Consumable Fuels 2.7%
Whitting Petroleum Corp., 6.25%	75,000	11,420,250

FINANCIALS 3.1%
Commercial Banks 3.1%
BB&T Capital Trust VI, 9.60%	420,000	11,130,000
National City Capital Trust II, 6.625%	82,000	1,740,245
National City Capital Trust IV, 8.00%	2,200	53,768
SunTrust Capital IX, 7.875%	14,400	320,544

		13,244,557

UTILITIES 5.3%
Electric Utilities 4.4%
Carolina Power & Light Co., 5.00%	2,000	163,609
Central Illinois Public Service Co., 4.92%	11,000	809,426
Connecticut Light & Power Co., Ser. 54E, 2.06%	3,925	126,091
Consolidated Edison, Inc., Ser. A, 5.00%	20,650	1,848,175
Dominion Resources Inc., Ser. A, 8.375%	62,650	1,683,906
Entergy Arkansas, Inc., Ser. 1965, 4.56%	1,673	112,643
Entergy New Orleans, Inc., 4.75%	1,900	133,821
Interstate Power & Light Co., Ser. B, 8.375%	234,000	6,508,125
Interstate Power & Light Co., Ser. C, 7.10%	159,500	3,987,500
Pacific Gas & Electric Co., Ser. I, 4.36%	31,400	592,675
Public Service Company of New Mexico, Ser. 1965, 4.58%	18,000	1,322,438
Southern California Edison Co., Ser. B, 4.08%	1,200	21,600
Union Electric Co., 4.56%	9,600	657,600
Union Electric Co., Ser. 1969, 4.00%	6,300	408,657

		18,376,266

Independent Power Producers & Energy Traders 0.9%
Constellation Energy Group, Inc., Ser. A, 8.625%	160,786	3,982,670

Total Preferred Stocks (cost $39,427,451)		47,023,743

SHORT-TERM INVESTMENTS 10.2%
MUTUAL FUND SHARES 10.2%
BGI Prime Money Market Fund, Premium Shares, 0.10% q ρρ	4,958	4,958
BlackRock Liquidity TempFund, Institutional Class, 0.18% q ρρ	14,646,899	14,646,899

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Shares	Value

SHORT-TERM INVESTMENTS continued
MUTUAL FUND SHARES continued
Evergreen Institutional Money Market Fund, Class I, 0.09% q ø ρρ	14,808,761	$14,808,761
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 0.21% q ρρ	13,675,246	13,675,246

Total Short-Term Investments (cost $43,135,864)		43,135,864

Total Investments (cost $392,699,341) 105.7%		446,616,409
Other Assets and Liabilities (5.7%)		(23,935,743)

Net Assets 100.0%		$422,680,666

*	Non-income producing security
ρ	All or a portion of this security is on loan.
+	Security is deemed illiquid.
q	Rate shown is the 7-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt

The following table shows the percent of total long-term investments by industry as of October 31, 2009:

Electric Utilities	36.8%
Multi-Utilities	16.5%
Oil, Gas & Consumable Fuels	11.3%
Diversified Telecommunication Services	7.4%
Independent Power Producers & Energy Traders	4.8%
Gas Utilities	3.7%
Wireless Telecommunication Services	3.3%
Consumer Finance	3.3%
Commercial Banks	3.3%
Water Utilities	2.9%
Construction & Engineering	2.9%
Media	2.0%
Real Estate Investment Trusts (REITs)	1.8%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $377,890,580) including $37,081,351 of securities loaned	$431,807,648
Investments in affiliated issuers, at value (cost $14,808,761)	14,808,761

Total investments	446,616,409
Segregated cash	20,839
Receivable for securities sold	17,460,505
Receivable for Fund shares sold	467,222
Dividends receivable	870,234
Receivable for securities lending income	2,976
Prepaid expenses and other assets	54,919

Total assets	465,493,104

Liabilities
Payable for securities purchased	2,126,036
Payable for Fund shares redeemed	1,038,957
Payable for securities on loan	39,550,932
Due to custodian bank, foreign currency, at value (cost $25)	25
Advisory fee payable	14,996
Distribution Plan expenses payable	15,794
Due to other related parties	3,667
Accrued expenses and other liabilities	62,031

Total liabilities	42,812,438

Net assets	$422,680,666

Net assets represented by
Paid-in capital	$562,836,064
Undistributed net investment income	567,073
Accumulated net realized losses on investments	(194,663,311)
Net unrealized gains on investments	53,940,840

Total net assets	$422,680,666

Net assets consists of
Class A	$301,952,596
Class B	31,006,583
Class C	80,525,816
Class I	9,195,671

Total net assets	$422,680,666

Shares outstanding (unlimited number of shares authorized)
Class A	28,033,885
Class B	2,879,443
Class C	7,478,847
Class I	852,701

Net asset value per share
Class A	$10.77
Class A — Offering price (based on sales charge of 5.75%)	$11.43
Class B	$10.77
Class C	$10.77
Class I	$10.78

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended October 31, 2009

Investment income
Dividends (net of foreign withholding taxes of $1,291,406)	$22,516,538
Securities lending	528,497
Interest	351,001
Income from affiliated issuers	205,460

Total investment income	23,601,496

Expenses
Advisory fee	1,714,517
Distribution Plan expenses
Class A	730,207
Class B	322,960
Class C	742,977
Administrative services fee	408,218
Transfer agent fees	1,142,174
Trustees’ fees and expenses	9,267
Printing and postage expenses	90,090
Custodian and accounting fees	127,436
Registration and filing fees	49,305
Professional fees	52,228
Other	14,929

Total expenses	5,404,308
Less: Expense reductions	(539)

Net expenses	5,403,769

Net investment income	18,197,727

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities
Unaffiliated issuers	(59,183,075)
Affiliated issuers	(814,342)
Foreign currency related transactions	324,732
Written options	1,108,645

Net realized losses on investments	(58,564,040)

Net change in unrealized gains or losses on:
Securities in unaffiliated issuers	62,981,825
Foreign currency related transactions	45,977

Net change in unrealized gains or losses on investments	63,027,802

Net realized and unrealized gains or losses on investments	4,463,762

Net increase in net assets resulting from operations	$22,661,489

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,

		2009		2008

Operations
Net investment income		$18,197,727		$41,979,034
Net realized losses on investments		(58,564,040)		(58,305,133)
Net change in unrealized gains or losses on investments		63,027,802		(198,328,944)

Net increase (decrease) in net assets resulting from operations		22,661,489		(214,655,043)

Distributions to shareholders from
Net investment income
Class A		(13,844,009)		(26,818,255)
Class B		(1,311,913)		(2,816,727)
Class C		(2,928,200)		(6,007,651)
Class I		(469,233)		(367,583)

Total distributions to shareholders		(18,553,355)		(36,010,216)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	3,902,290	39,465,821	3,198,397	47,808,298
Class B	561,807	5,627,844	697,625	10,341,180
Class C	3,089,633	31,473,500	1,700,840	25,532,723
Class I	923,584	9,481,660	713,682	8,630,121

		86,048,825		92,312,322

Net asset value of shares issued in reinvestment of distributions
Class A	1,175,687	11,684,296	1,639,991	22,904,082
Class B	93,223	927,158	146,990	2,048,986
Class C	160,489	1,595,054	243,013	3,380,763
Class I	45,383	451,836	24,669	342,004

		14,658,344		28,675,835

Automatic conversion of Class B shares to Class A shares
Class A	229,544	2,343,222	1,047,250	15,903,256
Class B	(229,616)	(2,343,222)	(1,047,500)	(15,903,256)

		0		0

Payment for shares redeemed
Class A	(5,814,644)	(59,360,462)	(7,761,711)	(108,814,957)
Class B	(836,094)	(8,536,445)	(1,161,157)	(16,706,706)
Class C	(2,708,725)	(27,422,221)	(2,380,222)	(32,486,865)
Class I	(950,986)	(9,464,089)	(123,588)	(1,603,569)

		(104,783,217)		(159,612,097)

Net decrease in net assets resulting from capital share transactions		(4,076,048)		(38,623,940)

Total increase (decrease) in net assets		32,086		(289,289,199)
Net assets
Beginning of period		422,648,580		711,937,779

End of period		$422,680,666		$422,648,580

Undistributed net investment income		$567,073		$3,693,390

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Utility and Telecommunications Fund (the “Fund”) is a non-diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge, but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Effective after the close of business on June 30, 2009, Class B shares were closed to new accounts and additional purchases by existing shareholders. Class B shares are available for purchase only through (i) an exchange transaction in which Class B shares of another Evergreen fund are exchanged or (ii) the Fund’s dividend reinvestment program. Class B shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through December 28, 2009 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Non-listed preferred securities are valued using evaluated prices determined by an independent pricing service which takes into consideration such factors as similar security prices, spreads, liquidity, benchmark quotes and market conditions. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers who use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

NOTES TO FINANCIAL STATEMENTS continued

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

NOTES TO FINANCIAL STATEMENTS continued

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options, which expire unexercised, are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment which is subsequently adjusted to the current market value of the option. Premiums paid for purchased options which expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

NOTES TO FINANCIAL STATEMENTS continued

Options traded on an exchange are regulated and terms of the options are standardized. Options traded over the counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

f. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectibility of interest is reasonably assured, the debt obligation is removed from non-accrual status. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

g. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

h. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses and partnership investments. During the year ended October 31, 2009, the following amounts were reclassified:

Undistributed net investment income	$(2,770,689)
Accumulated net realized losses on investments	2,770,689

NOTES TO FINANCIAL STATEMENTS continued

i. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.42% and declining to 0.35% as average daily net assets increase. For the year ended October 31, 2009, the advisory fee was equivalent to an annual rate of 0.42% of the Fund’s average daily net assets.

Crow Point Partners, LLC is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended October 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended October 31, 2009, the transfer agent fees were equivalent to an annual rate of 0.28% of the Fund’s average daily net assets.

Wachovia Bank NA, a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 5).

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended October 31, 2009, the Fund paid brokerage commissions of $11,268 to broker-dealers affiliated with Wells Fargo.

4. DISTRIBUTION PLANS

Evergreen Investment Services, Inc. (“EIS”), an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution

NOTES TO FINANCIAL STATEMENTS continued

Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the year ended October 31, 2009, EIS received $84,956 from the sale of Class A shares and $19,666, $116,113 and $11,461 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $441,016,006 and $420,605,019, respectively, for the year ended October 31, 2009.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$288,958,750	$67,498,052	$0	$356,456,802
Preferred stocks	33,357,182	13,666,561	0	47,023,743
Short-term investments	43,135,864	0	0	43,135,864

	$365,451,796	$81,164,613	$0	$446,616,409

Further details on the major security types listed above can be found in the Schedule of Investments.

During the year ended October 31, 2009, the Fund loaned securities to certain brokers and earned $528,497, net of $57,886 paid to Wachovia Global Securities Lending as the

NOTES TO FINANCIAL STATEMENTS continued

securities lending agent. At October 31, 2009, the value of securities on loan and the total value of collateral received for securities loaned (including segregated cash) amounted to $37,081,351 and $39,550,932, respectively.

On October 31, 2009, the aggregate cost of securities for federal income tax purposes was $394,021,022. The gross unrealized appreciation and depreciation on securities based on tax cost was $56,995,036 and $4,399,649, respectively, with a net unrealized appreciation of $52,595,387.

As of October 31, 2009, the Fund had $193,341,630 in capital loss carryovers for federal income tax purposes with $82,963,138 expiring in 2010, $55,609,707 expiring in 2016 and $54,768,785 expiring in 2017.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2009, the Fund entered into written options for speculative purposes.

During the year ended October 31, 2009, the Fund had written option activities as follows:

	Number of Contracts	Premiums Received

Options outstanding at 10/31/2008	0	$0
Options written	15,087	1,272,941
Options terminated in closing purchase transactions	(4,250)	(346,503)
Options expired	(7,287)	(593,790)
Options exercised	(3,550)	(332,648)

Options outstanding at 10/31/2009	0	$0

As of October 31, 2009, the Fund did not have any open written options but had average premiums received in the amount of $33,859 during the year ended October 31, 2009.

The fair value, realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended October 31, 2009, the Fund did not participate in the interfund lending program.

NOTES TO FINANCIAL STATEMENTS continued

8. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation	Capital Loss Carryovers	Temporary Book/ Tax Differences

$644,165	$52,554,360	$193,341,630	$(12,293)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, forward contracts and partnership investments. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was $18,553,355 and $36,010,216 of ordinary income for the years ended October 31, 2009 and October 31, 2008, respectively.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%. During the year ended October 31, 2009, the Fund had no borrowings.

NOTES TO FINANCIAL STATEMENTS continued

12. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry and, therefore, may be more affected by changes in that industry than would be a comparable mutual fund that is not heavily weighted in any industry.

13. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the

NOTES TO FINANCIAL STATEMENTS continued

Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

14. SUBSEQUENT DISTRIBUTIONS

On December 10, 2009, the Fund declared distributions from net investment income to shareholders of record on December 9, 2009. The per share amounts payable on December 11, 2009 were as follows:

Net Investment Income

Class A	$0.0694
Class B	0.0476
Class C	0.0474
Class I	0.0767

These distributions are not reflected in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Utility and Telecommunications Fund, a series of the Evergreen Equity Trust, as of October 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Utility and Telecommunications Fund as of October 31, 2009, the results of its operations, changes in its net assets and the financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 28, 2009

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 71.27% of ordinary income dividends paid during the fiscal year ended October 31, 2009 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended October 31, 2009, the Fund designates 90.73% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2009 year-end tax information will be reported on your 2009 Form 1099-DIV, which shall be provided to you in early 2010.

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, as required by law, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. At an in person meeting on September 23-24, 2009, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, Crow Point Partners, LLC (the “Sub-Advisor”), or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Utility and Telecommunications Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the Evergreen funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of their deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors are required to furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. Over the course of the year preceding their September 2009 meeting, the Trustees regularly reviewed information regarding the investment performance of all of the funds. As part of their ongoing review of investment performance, the Trustees monitored for changes in performance and for the results of any changes in a fund’s investment process or investment team. The Trustees paid particular attention to funds whose performance since September 2008 (when the Trustees completed their 2008 review of the funds’ investment advisory agreements) indicated short-term or longer-term performance issues and to funds that they had identified during their 2008 review process as having short- or longer-term performance issues.

In spring 2009, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Trustees would review as part of the 2009 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other areas of review and requested specific information as to those areas of review.

ADDITIONAL INFORMATION (unaudited) continued

The Trustees formed small groups to review individual funds in greater detail. They reviewed, with the assistance of an independent industry consultant that they retained, the information that EIMC, the Sub-Advisor, and Keil provided. In addition, the Trustees considered information regarding, among other things, the funds’ brokerage practices, the funds’ use of derivatives, analyst and research support available to the portfolio management teams, risk management practices, and certain fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

In December 2008 Wells Fargo & Company (“Wells Fargo”) acquired Wachovia Corporation (“Wachovia”), EIMC’s parent company. Wells Fargo and EIMC have taken steps to combine the operations of Wells Fargo’s investment management affiliates and EIMC during the past year and have proposed to the Trustees the combination of the mutual fund families managed by them. During the course of the year, and during their review, the Trustees requested and received information about Wells Fargo and its advisory and broker-dealer operations, the status of efforts to combine the Wells Fargo and Evergreen investment management operations, and the effects on the funds and on the services provided by EIMC and its affiliates to the funds. In their deliberations, the Trustees were mindful that it was possible that the proposed combination of the two fund families might be effected during the coming 12-month period.

The Committee met several times by telephone during the 2009 review process to consider the information provided to it. The Committee then met with representatives of EIMC and its affiliates, including Wells Fargo. In addition, during the course of their review, the Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC, and in meetings with independent legal counsel in multiple private sessions at which no personnel of EIMC were present. At a meeting of the full Board of Trustees held on September 23-24, 2009, the Committee reported the results of its discussions with EIMC. The full Board met with representatives of EIMC and its affiliates and engaged in further review of the materials provided to it, after which the independent Trustees and the full Board approved the continuation of each of the advisory and sub-advisory agreements.

The Trustees’ determination to approve the continuation of the advisory and sub-advisory agreements was based on a comprehensive evaluation of all of the information provided to them. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements for each of the funds as part of the

ADDITIONAL INFORMATION (unaudited) continued

larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees met periodically during the course of the year. EIMC presented a wide variety of information at those meetings regarding the services it provides for the funds, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of the teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds, EIMC, and the Sub-Advisor with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC and the Sub-Advisor. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2008. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new President of the funds, who also serves as President and Chief Operating Officer of EIMC, and a new Chief Investment Officer of EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans.

ADDITIONAL INFORMATION (unaudited) continued

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of fees paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. They considered that EIS, an affiliate of EIMC, would serve as distributor to the funds until January 3, 2010, and that Wells Fargo Funds Distributor, LLC, also an affiliate of EIMC, would serve as distributor to the funds beginning on January 4, 2010, and noted that the distributor receives fees from the funds for those services. The Trustees also considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC on behalf of the funds and brokerage commissions received by Wells Fargo Advisors, LLC (“Wells Fargo Advisors”) (formerly Wachovia Securities, LLC), an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted that the funds pay sub-transfer agency fees to various financial institutions, including Wells Fargo Advisors and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that the affiliate of EIMC that provides transfer agency services to the funds had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wells Fargo Advisors and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them and that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

The Trustees considered regulatory actions taken against EIMC or its affiliates in the past year, and on-going reviews of the operations of EIMC and its affiliates as they might affect the funds. They considered the findings of the regulators, the cooperation of EIMC and its affiliates with those regulators and with the Trustees in respect of those actions and reviews, and the remedial steps EIMC and its affiliates have taken in response. They also considered the scope and nature of on-going reviews being conducted by EIMC and its affiliates, and communications to the Trustees relating to those reviews.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC and the Sub-Advisor formulate and implement an investment

ADDITIONAL INFORMATION (unaudited) continued

program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team and the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties.

The Trustees considered the managerial and financial resources available to EIMC and its affiliates and the commitment that the Evergreen/Wells Fargo organization has made to the funds generally. They considered assurances from representatives of Wells Fargo that the merger of Wells Fargo and Wachovia and the integration of those firms’ advisory and broker-dealer operations was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC provides to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high-quality services.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the independent Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by the Sub-Advisor and EIMC, including services provided by EIMC under its administrative services agreements with the funds. They determined that the nature and scope of the services provided by EIMC and the Sub-Advisor were consistent with EIMC’s and the Sub-Advisor’s respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees noted that one of the Fund’s portfolio managers, Mr. Timothy O’ Brien, who left EIMC to form Crow Point in 2006, formerly acted as the Fund’s portfolio manager in his capacity as an employee of EIMC. The Trustees considered the Fund’s performance since the appointment of Crow Point as sub-advisor to the Fund and for the period when Mr. O’Brien managed the Fund in his capacity as an employee of EIMC. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the three- and ten-year periods ended December 31, 2008, the Fund’s Class A shares had outperformed the broad-based securities index against which the Trustees compared the Fund’s performance (the S&P Utilities Index), and had performed in the second quintile of the mutual funds against which the Trustees compared the Fund’s

ADDITIONAL INFORMATION (unaudited) continued

performance. The Trustees noted that, for the five-year period ended December 31, 2008, the Fund’s Class A shares had outperformed the S&P Utilities Index, and had performed in the first quintile of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the one-year period ended December 31, 2008, the Fund’s Class A shares had underperformed the S&P Utilities Index, and had performed in the second quintile of the mutual funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by most of the other mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. They reviewed the breakpoints in the Fund’s advisory fee structure, which operate generally to reduce the effective management fee rate of the Fund (as a percentage of Fund assets) as the Fund grows in size. They considered that, as a fund shrinks in size, breakpoints result in increasing fee levels. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and

ADDITIONAL INFORMATION (unaudited) continued

transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on, among other things, the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability to EIMC of the services provided to any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

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TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; President and Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

564349 rv7 12/2009

Item 2 - Code of Ethics

(a)	The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.
(b)	During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.
(c)	During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant’s Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the two series of the Registrant’s annual financial statements for the fiscal years ended October 31, 2009 and October 31, 2008, and fees billed for other services rendered by KPMG LLP.

	2009	2008

Audit fees	$53,200	$50,300
Audit-related fees	$0	$0
Tax fees (1)	$0	$3,000
Non-audit fees (2)	$480,000	$912,374
All other fees	$0	$0
(1)	Tax fees consists of fees for tax consultation, tax compliance and tax review.
(2)

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds

Evergreen Global Dividend Opportunity Fund

Evergreen Income Advantage Fund

Evergreen International Balanced Income Fund

Evergreen Multi-Sector Income Fund

Evergreen Utilities and High Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor for the Funds, as well as non-audit services performed by the independent auditor for the Funds’ investment adviser or any of its control affiliates that relates directly to the Funds’ operations and financial reporting, in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as regarding the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved by the Audit Committee pursuant to detailed pre-approval policies and procedures that describe the types of services for which the independent auditor may be engaged (“general pre-approval”); or may be expressly pre-approved by the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches expressed in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but on no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

The Audit Committee has pre-approved the Audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval for Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

The Audit Committee has pre-approved the Audit-related services in Appendix B. All other Audit-related services not listed in appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Senior Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax services in Appendix C. All Tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix C. Permissible All Other services not listed in Appendix C must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Fee levels or budgeted amounts for all services to be provided by the independent auditor subject to general pre-approval will be established annually by the Audit Committee. Fee levels or budgeted amounts for services to be provided by the independent auditor subject to specific pre-approval will be established at the time of the specific pre-approval. Any proposed fees exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the Audit Committee) of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Director/Assistant Director of Fund Administration will report to the Audit Committee at each of its regular meetings regarding all services provided by the independent auditor that are subject to this policy since the last such report was rendered, including: (1) a general description of the services; (2) actual billed and projected fees; and (3) the means by which such services were pre-approved by the Audit Committee, as well as the date of approval and any related fee level or budgeted amount to which the services are subject.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

On January 1, 2009, Patricia B. Norris replaced Charles A. Austin III as chair of the Audit Committee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Equity Trust

By:	/s/ W. Douglas Munn

W. Douglas Munn
Principal Executive Officer

Date: December 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ W. Douglas Munn

W. Douglas Munn
Principal Executive Officer

Date: December 29, 2009

By:	/s/ Jeremy DePalma

Jeremy DePalma
Principal Financial Officer

Date: December 29, 2009